UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2010

CRC HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

333-135172	73-1650429
(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Boulevard, Suite 600 Cupertino, California	95014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 272-8668.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On June 28, 2010 CRC Health Corporation (as subsidiary of CRC Health Group) announced that Barry Karlin has made the personal decision to step down as Chief Executive Officer after 15 years at the helm of the Company he founded. CRC has initiated a search for his successor, and expects to appoint a new CEO by the end of 2010.

Mr. Karlin will remain CEO until his replacement is named to ensure a smooth transition. Mr. Karlin will continue to serve as Chairman of the Board of CRC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1    Press release issued on June 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRC HEALTH CORPORATION.

/s/ Pamela B. Burke
Pamela B. Burke
Vice President, General Counsel and Secretary

Date: June 28, 2010

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press release issued on June 28, 2010 by CRC Health Corporation.